Investor Presentation First Quarter 2019 Presenters: Michael DeCata, President & CEO Ronald Knutson, EVP & CFO © 2019 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited.

Lawson Products, Inc. "Safe Harbor" Statement under the Securities Litigation Reform Act of 1995: This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. The terms “may,” “should,” “could,” “anticipate,” “believe,” “continues,” “estimate,” “expect,” “intend,” “objective,” “plan,” “potential,” “project” and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. These statements are based on management’s current expectations, intentions or beliefs and are subject to a number of factors, assumptions and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Factors that could cause or contribute to such differences or that might otherwise impact the business include: failure to retain a talented workforce including productive sales representatives; the inability of management to successfully implement strategic initiatives; failure to manage change; the ability to adequately fund our operating and working capital needs through cash generated from operations; the ability to meet the covenant requirements of our line of credit; disruptions of the Company’s information and communication systems; the effect of general economic and market conditions; inventory obsolescence; work stoppages and other disruptions at transportation centers or shipping ports; changing customer demand and product mixes; increases in commodity prices; violations of environmental protection regulations; a negative outcome related to tax matters; and, all other factors discussed in the Company’s “Risk Factors” set forth in its Annual Report on Form 10-K for the year ended December 31, 2018. The Company undertakes no obligation to update any such factors or to publicly announce the results of any revisions to any forward-looking statements contained herein whether as a result of new information, future events or otherwise. 2 © 2019 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited.

Lawson Products: At a Glance • Leading service based provider of consumables in MRO market • Serves industrial, commercial, institutional and government markets in all 50 states, Canada, Mexico, Puerto Rico and the Caribbean • Headquartered in Chicago, IL – Strategically located distribution centers – Workforce ~1,600 (~ 1,000 sales reps) • Supplies a comprehensive line of products to the MRO marketplace • VMI and private label drives high gross margins Fasteners Cutting Tools Chemicals Hydraulics Other 3 © 2019 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited.

Competitive Advantages and Differentiators What differentiates Lawson: • Service intensive “high touch” value proposition • Vendor managed inventory or “keep fill” • Deep product knowledge • Broad geographic sales and service coverage throughout the US and Canada • Leverage investments in sales team, facilities and technology to enable outstanding customer service • Lowest total cost 4 © 2019 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited.

Our Commitment to our 70,000+ Customers High touch service and technical expertise drives customer relationships Before After One Company, Zero Headaches Inventory Management Options Access to Industry Knowledge & Expertise • Comprehensivelineofproducts • LawsonManagedInventory • Productrecommendationsfrom your Lawson Representative • Hundredsofpre-builtassortments • Industrialvending • Applicationadvicefromourtest and application engineers • Unlimited sourcing of hard-to-find • Self-service inventory • Complimentary on-site safety & items management product usage training 5 © 2019 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited.

Customer and Product Profile Customer Mix Product Mix Aftermarket Automotive Supplies 8% Kent Safety Automotive Electrical 5% 16% 12% Bolt Supply Welding and 10% Cutting Tools Metal Repair Strategic and Abrasives 2% 14% Government 13% Other 10% Specialty 10% Other Chemicals 2% 12% Regional Accounts Fastening Fluid Power 48% Systems 15% 23% Retain over 90% of customer revenues from year to year 6 © 2019 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited.

Lawson Growth Strategy Sales Growth Driven By New Sales Sales Rep Acquisitions Reps Productivity Foundational Support ERP Network Sales Lean Six Website Optimization Transformation Sigma 7 © 2019 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited.

2019 Focus: Actions Across the Value Chain Driving Growth Add New Sales Reps and Drive Rep Productivity Customer Product Sales Process / Sourcing / Service / Order Management / DC Operations Sales Reps Purchasing Entry Pricing • Increase sales rep • Reduction of • Leverage vendor • Reduce cycle time • Supplier count cycle times drop-ship • Refine “Pull” negotiation • Onboarding • Order pad programs strategy process process/training • Consolidation of • Fleet maintenance • Freight • Vendor metrics • Sales shipments focus enhancements • Electronic Management • Sales service reps • Pricing • Minimize communication dashboard enhancements backorders • EDI with • Website • Improve service customers levels • Forecasting tool Information Technology – Integration of Web and SAP Lean Six Sigma 8 © 2019 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited.

Longer Sales Rep Tenure Drives Rep Productivity 400 $500,000 $450,000 350 $400,000 300 $350,000 s s p 250 e l e $300,000 a R S s l e a l u a n S n f 200 $250,000 A O r e e g a b r m e $200,000 v u A N 150 $150,000 100 $100,000 50 $50,000 0 $0 < 12 Mos. 1 - 2 Yrs. 3 - 5 Yrs. 5 - 10 Yrs. > 10 Yrs. Tenure With Lawson (as of 3/31/19) Number of Reps Average Annual Sales 9 © 2019 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited.

Historical Financial Performance Recent sales growth and earnings expansion providing financial flexibility Consolidated Revenues Adjusted Reg G EBITDA $400,000 $30,000 $25,000 $350,000 $20,000 $300,000 $15,000 $10,000 $250,000 $5,000 $200,000 $0 2014 2015 2016 2017 2018 TTM 2014 2015 2016 2017 2018 TTM 3/31/19 3/31/19 Net Cash/(Debt) Quarterly Adjusted Reg G EBITDA $15,000 $10,000 2018 $10,000 $8,000 2019 2018 $5,000 $6,000 2018 2017 2018 2017 $0 $4,000 2014 2015 2016 2017 2018 3/31/2019 2017 2017 -$5,000 $2,000 -$10,000 $0 -$15,000 Q1 Q2 Q3 Q4 10 © 2019 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited.

Financial Highlights for First Quarter 2019 • Sales increased 8.2% YOY • Strong gross margins • Adjusted Reg G EBITDA margin improving  8.2% in Q1 2019 v. 6.1% in Q1 2018  Continued investment in new sales reps and rep productivity  Disciplined cost control; i.e., Alberta distribution center • Key trends  Nearly 45% MRO operating leverage; 4.4% increase in sales rep productivity  Strategic account sales increased 9.7% YOY; approximately 15% of MRO business  Continued government strength; +24% YOY  All segments and all product categories grew 11 © 2019 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited.

Capital Allocation Priorities Maintain Strong • Net debt to TTM Adjusted EBITDA 0.4x at 3/31/19; target < 3.0x Balance Sheet • Consistent free cash flow generation • $40 million credit facility in place • Capital expenditures expected to be $2.5 - $3.0 million in 2019 Reinvest for Growth • Growth initiatives: add new reps and increase sales rep productivity • Increased customer retention by 100 basis points over past few quarters Pursue • Bolt-on acquisitions to enhance core growth strategies Disciplined M&A • Closed Screw Products Inc. acquisition on 10/1/18 • Share repurchase to offset award dilution; opportunistic purchases Return Capital • $7.5 million stock repurchase program announced on 5/16; expected to be completed next two to three years © 2019 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited.

Lawson Products: Poised for Growth • Leverage Current Infrastructure • Continued Sales Growth • Foundational Investments Completed • Operational Excellence • Large Fragmented Market 13 © 2019 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited.

For More Information Contact: Ronald J. Knutson EVP, CFO Investor Relations (773) 304-5665 ron.knutson@lawsonproducts.com And see our Website at http://www.lawsonproducts.com/company-info/investor-relations.jsp 14 © 2019 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited.

Appendices 15 © 2019 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited.

Significant Activities Appendix P-1 August 2011 Implemented SAP October 2011 Commenced construction of new McCook, Ill distribution center May 2012 Relocated corporate headquarters June 2012 Restructured senior team. Announced $20M cost savings plan Transitioned packaging facility to McCook, Ill distribution center August 2012 Entered into new five-year $40M credit facility Announced new CEO and President, Michael G. DeCata October 2012 Consolidated Vernon Hills distribution center into McCook, Ill November 2012 Rolled out new website to existing web customers December 2012 Completed transition of U.S. independent agents to employees April 2013 Roll-out of new website to new web customers April/May 2013 McCook DC begins to ship customer orders November 2013 Entered into sub-lease of headquarters space to generate $2.9M of future cash savings December 2013 Ended year with over 800 sales reps – First increase in 8 years February 2014 Closed on Automatic Screw Machine Products sale for net proceeds of $12.1M June 2014 Entered into sale-leaseback of Reno distribution facility for net proceeds of $8.3M December 2014 Ended year with over 900 sales reps February 2015 Held North American sales meeting September 2015 Completed West Coast Fasteners acquisition March 2016 Completed Perfect Products of Michigan acquisition May 2016 Completed F. B. Feeney acquisition June 2016 Expanded sales team to over 1,000 sales reps September 2016 Extended credit facitlity to August, 2020 November 2016 Completed Mattic Industries acquisition March 2017 Consolidated Fairfield, NJ distribution operations into McCook, Ill and Suwanee, GA May 2017 Sold Fairfield, NJ distribution center for a gain of $5.4M October 2017 Completed Bolt Supply House acquisition April 2018 Opened MRO distribution center in Calgary, Canada October 2018 Completed Screw Products acquisition and added Bolt Supply branch 16 © 2019 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited.

Appendix P-2 Regulation G – GAAP Reconciliation Non GAAP Reconciliation of Adjusted EBITDA to Sales Percentage The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, the Company's management believes that certain non-GAAP financial measures may provide users of this financial information additional meaningful comparisons between current results and results in prior operating periods. Management believes that these non-GAAP financial measures can provide additional meaningful reflection of underlying trends of the business because they provide a comparison of historical information that excludes certain non-operational, non-recurring or intermittently recurring items that impact the overall comparability. See the table below for supplemental financial data and corresponding reconciliations to GAAP financial measures for quarterly adjusted EBITDA as a percentage of net sales. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP. ($ in thousands) Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Net Sales $ 74,617 $ 75,006 $ 75,651 $ 80,633 $ 84,459 $ 90,382 $ 88,530 $ 86,266 $ 91,343 Operating Income (Loss) 712 7,891 1,090 243 1,837 5,554 (2,266) 4,085 5,544 Depreciation & Amortization 1,705 1,644 1,591 1,830 1,686 1,679 1,755 1,735 1,478 EBITDA 2,417 9,535 2,681 2,073 3,523 7,233 (511) 5,820 7,022 Excluded Costs Severance 465 (9) 139 144 628 64 31 126 27 Stock Based Compensation (Benefit) (30) 415 2,337 384 970 87 7,637 (1,186) 408 Acquisition Related Costs - - 286 425 - - 168 62 - Loss/(Gain) on Disposal of Property - (5,422) - - - - - - - Lease termination gain - - - - - (164) - - - Discontinued operation accrual - - - - - 529 - - - Building Impaiment - - - - - - - 231 - Adjusted EBITDA $ 2,852 $ 4,519 $ 5,443 $ 3,026 $ 5,121 $ 7,749 $ 7,325 $ 5,053 $ 7,457 Adjusted EBITDA % of Sales 3.8% 6.0% 7.2% 3.8% 6.1% 8.6% 8.3% 5.9% 8.2% 17 © 2019 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited.

Quarterly Results Appendix P-3 (Dollars in thousands) Three Months Ended Mar. 31 2019 Dec. 31 2018 Sep. 30 2018 Jun. 30 2018 Mar. 31 2018 Average daily net sales $ 1,450 $ 1,414 $ 1,405 $ 1,412 $ 1,341 Year over year increase 8.2% 7.0% 17.0% 20.5% 15.0% Sequential quarter increase (decrease) 2.5% 0.6% (0.5%) 5.3% 1.4% Net Sales $ 91,343 $ 86,266 $ 88,530 $ 90,382 $ 84,459 Gross profit (1) 48,923 46,083 48,108 49,131 46,218 Gross profit percentage (1) 53.6% 53.4% 54.3% 54.4% 54.7% Selling, general & administrative expenses $ 43,379 $ 41,998 $ 50,374 $ 43,577 $ 44,381 Operating income (loss) $ 5,544 $ 4,085 $ (2,266) $ 5,554 $ 1,837 (1) Reflects the adoption of ASC 606 – Revenue Recognition effective January 1, 2018 including the classification of certain service selling costs as a reduction of gross profit. 18 © 2019 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited.

Consolidated Balance Sheet Appendix P-4 March 31, December 31, 2019 2018 (Unaudited) ASSETS Current assets: Cash and cash equivalents $ 3,603 $ 11,883 Restricted cash 800 800 Accounts receivable, less allowance for doubtful accounts of $538 and $549, respectively 43,973 37,682 Inventories, net 53,818 52,887 Miscellaneous receivables and prepaid expenses 5,393 3,653 Total current assets 107,587 106,905 Property, plant and equipment, net 17,923 23,548 Deferred income taxes 19,174 20,592 Goodwill 20,451 20,079 Cash value of life insurance 13,175 12,599 Intangible assets, net 13,016 13,112 Lease assets 12,262 — Other assets 296 307 Total assets $ 203,884 $ 197,142 LIABILITIES AND STOCKHOLDERS’ EQUITY Current liabilities: Revolving lines of credit $ 13,131 $ 10,823 Accounts payable 14,848 15,207 Lease obligation 4,168 — Accrued expenses and other liabilities 29,044 40,179 Total current liabilities 61,113 66,209 Security bonus plan 12,320 12,413 Lease obligation 11,238 5,213 Deferred compensation 5,940 5,304 Deferred tax liability 2,833 2,761 Other liabilities 3,843 6,069 Total liabilities 97,287 97,969 Stockholders’ equity: Preferred stock, $1 par value: Authorized - 500,000 shares, issued and outstanding — None — — Common stock, $1 par value: Authorized - 35,000,000 shares 9,012 9,006 Issued - 9,012,236 and 9,005,716 shares, respectively Outstanding - 8,962,450 and 8,955,930 shares, respectively Capital in excess of par value 16,283 15,623 Retained earnings 83,421 77,338 Treasury stock – 49,786 shares (1,234) (1,234) Accumulated other comprehensive loss (885) (1,560) Total stockholders’ equity 106,597 99,173 Total liabilities and stockholders’ equity $ 203,884 $ 197,142 19 © 2019 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited.